CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT (INDICATED BY ASTERISKS) HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Exhibit 10.1

AMENDMENT TO

ASSET PURCHASE AGREEMENT

This Amendment (this "Amendment"), dated as of March 21, 2018, is entered into by and between Evoke Pharma, Inc., a Delaware corporation ("Purchaser"), and Mallinckrodt ARD Inc. (formerly known as Questcor Pharmaceuticals, Inc.), a California corporation ("Seller").

WHEREAS, the parties entered into that certain Asset Purchase Agreement, dated as of June 1, 2007 (the "Asset Purchase Agreement"); and

WHEREAS, the parties desire to amend the Asset Purchase Agreement in accordance herewith.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

1.Amendment to Agreement. Section 3.3 of the Asset Purchase Agreement is hereby amended and restated in its entirety as follows:

"3.3Milestone Payments. In addition, Purchaser shall pay Seller non-refundable milestone payments within thirty (30) days of achievement of the following events specified in Sections 3.3(a), (d), (e), (f) and (g), and on the one-year anniversary of achievement of the following event specified in Section 3.3(b) (collectively, the "Milestone Payments"):

(a)$500,000 (five hundred thousand dollars) upon initiation of the first patient dosing in a Phase III clinical trial in the United States, the principal purpose of which is to establish efficacy and safety of one or more particular doses in patients being studied as required in 21 C.F.R. §312, such that positive results would support the filing of the Evoke NDA;

(b)$5,000,000 (five million dollars) upon the FDA's approval of an NDA filing by Purchaser or its Affiliate for the Product (the " Evoke NOA");

(c)	Reserved.

(d)	[***] ([***] dollars) [***];

(e)[***] ([***] dollars) [***];

(f)	[***] ([***] dollars) [***];

(g)	[***] ([***] dollars) [***];

For the avoidance of doubt, each of the payments under Sect ions 3.3(a), (b), (d), (e), (f) and (g) shall be due, if at all, only once upon the first such applicable [***], up to an aggregate maximum of $52,500,000 (fifty-two million five hundred thousand dollars) and no additional milestones are due upon subsequent such [***].

2.	Miscellaneous.

(a)No Other Amendment. Except for the matters set forth in this Amendment, all other terms of the Asset Purchase Agreement shall remain unchanged and in full force and effect.

(b)Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the state of California, without regard to the conflict of law principles thereof.

(c)Counterparts. This Amendment may be executed in on or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties not sign the same counterpart.

             IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective representatives thereunto duly authorized, all as of the date first written above.

EVOKE PHARMA, INC.

By:  /s/ David A. Gonyer

          Name:  David A. Gonyer

       Title:    President & CEO

MALLINCKRODT ARD INC.

By:  /s/ Kathleen A. Schaefer

       Name:  Kathleen A. Schaefer

       Title:    President